UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 12, 2004

LANCER CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-13875	74-1591073
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6655 Lancer Blvd., San Antonio, Texas		78219
(Address of principal executive offices)		(Zip Code)

(210) 310-7000 (Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c) Exhibits

99.1                           News Release, dated August 12, 2004.

Item 12. Results of Operations and Financial Condition.

On August 12, 2004, Lancer Corporation issued the news release attached as Exhibit 99.1 with this Current Report on Form 8-K.

The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCER CORPORATION
(Registrant)

August 12, 2004	By:	/s/ CHRISTOPHER D. HUGHES
Christopher D. Hughes
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release, dated August 12, 2004.